SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

October 6, 2006 (October 2, 2006)
Date of Report (Date of earliest event reported)

ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)

Utah	001-12307	87-00227400
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah	84111
(Address of principal executive offices)	(Zip Code)

(801) 524-4787
Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.05.  Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

                On October 2, 2006, Zions Bancorporation (“Zions”) made effective a new Code of Business Conduct and Ethics that applies to Zions’ officers and employees, including its principal executive officer, principal financial officer and principal accounting officer by posting the new code on Zions internal intranet site.  The new code will be posted to Zions’ public website in the near future.  The new code addresses, among other things, honesty, respect for others, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, speaking up and administration of standards.  Each of these topics was also covered by Zions’ prior code of business conduct and ethics.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 14. 0 Code of Ethics

Zions Bancorporation

Date: October 6, 2006	By:	/s/ Thomas E. Laursen

Executive Vice President and General Counsel